Sub-Item 77Q1(a)

Copies of any material amendments to registrant's charter or by-laws

333-208542, 811-23121

Form of First Amendment to Trust Instrument dated December 7, 2015, is incorporated herein by reference to Exhibit (a)(3) to Pre-Effective Amendment No. 1 to Clayton Street Trust registration statement on Form N-1A, filed on April 5, 2016; accession number 0001193125-16-529754 (File No. 333-208542).